UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2007

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane Westmont, Illinois 60559 (Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2007, Mr. Kelley resigned as a member of SIRVA’s Board of Directors (the “Board”) and as SIRVA’s President and Chief Executive Officer, effective as of April 1, 2007.  Mr. Kelley’s resignation was not the result of a disagreement with SIRVA on any matter relating to SIRVA’s operations, policies or practices. On March 8, 2007, the Board elected current director Robert W. Tieken as interim Chief Executive Officer, effective as of April 1, 2007.

Mr. Tieken, age 67, was elected to SIRVA’s Board in July 2006 and was named chairman of SIRVA’s Audit Committee in December 2006. Mr. Tieken was the executive vice president and chief financial officer of The Goodyear Tire & Rubber Company from 1994 until his retirement in May 2004. Mr. Tieken also serves as a director and chairman of the audit committee of Graphic Packaging Corporation.

In connection with Mr. Tieken’s appointment as interim Chief Executive Officer, the Board approved the payment to Mr. Tieken of an annual base salary of $500,000.  Mr. Tieken was not selected pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. Tieken and any of SIRVA’s other directors or executive officers. There have been no related party transactions between SIRVA and Mr. Tieken reportable under Item 404(a) of
Regulation S-K.

A copy of SIRVA’s press release, dated March 9, 2007, announcing Mr. Kelley’s resignation and the appointment of Mr. Tieken as interim Chief Executive Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, effective as of March 8, 2007, Mr. Tieken resigned as a member and the chairman of the Audit Committee of the Board.  The Board appointed Frederic F. Brace, who currently serves on the Audit Committee, as the chairman of the Audit Committee to replace Mr. Tieken, effective as of March 8, 2007.  In connection with these changes, the Board also amended and restated the SIRVA, Inc. Directors Compensation Policy (as amended, the “Policy”) to decrease the annual payment to the chairman of the Audit Committee from $40,000 to $25,000.  The Policy is effective as of March 8, 2007. The Policy is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)        Exhibits

10.1	SIRVA, Inc. Directors Compensation Policy, as amended and restated as of March 8, 2007.

99.1	Press Release, dated March 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: March 14, 2007
	By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel &
Secretary

Exhibit Index

Exhibit	Description

10.1	SIRVA, Inc. Directors Compensation Policy, as amended and restated as of March 8, 2007.

99.1	Press Release, dated March 9, 2007.